FY20 First Quarter

Genesco Inc. FY20 Q1 Earnings Summary Results and Guidance May 31, 2019

Safe Harbor Statement This presentation contains forward-looking statements, including those regarding the performance outlook for the Company and its individual businesses (including, without limitation, sales, expenses, margins and earnings) and all other statements not addressing solely historical facts or present conditions. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the timing and amount of any share repurchases by the Company; the imposition of tariffs on imported products; disruptions in product supply or distribution; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union, including potential effects on consumer demand, currency exchange rates, and the supply chain; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; cost associated with wage pressure associated with a full employment environment in the U.S. and the U.K.; weakness in the consumer economy and retail industry for the products we sell; competition in the Company's markets, including online and including competition from some of the Company’s vendors in the branded footwear market; fashion trends, including the lack of new fashion trends or products, that affect the sales or product margins of the Company's retail product offerings; weakness in shopping mall traffic and challenges to the viability of malls where the Company operates stores, related to planned closings of department stores or other factors and the extent and pace of growth of online shopping; changes in buying patterns by significant wholesale customers; bankruptcies or deterioration in financial condition of significant wholesale customers or the inability of wholesale customers or consumers to obtain credit; the Company's ability to continue to complete and integrate acquisitions, expand its business and diversify its product base; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor of certain leases; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could affect the Company's prospects and cause differences from expectations include the ability to build, open, staff and support additional retail stores and to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; our ability to eliminate stranded costs associated with dispositions, including the sale of the Lids Sports Group business; our ability to realize anticipated cost savings; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company's shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, our SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via our website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements. 3

Non-GAAP Financial Measures The Company reports consolidated financial results in accordance with generally accepted accounting principles (“GAAP”). However, to supplement these consolidated financial results the Company’s presentation includes certain non-GAAP financial measures such as earnings and earnings per share and operating income. This supplemental information should not be considered in isolation as a substitute for related GAAP measures. The Company believes that disclosure of earnings and earnings per share from continuing operations and operating income adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results. Reconciliations of the non- GAAP supplemental information to the comparable GAAP measures can be found in the Appendix. 4

Key Earnings Highlights Q1 FY20 Quarter 1 Quarter 1 May 4, 2019 May 5, 2018 Total Net Sales Change 2% 4% Comparable Sales 5% 2% Gross Margin % 49.4% 49.0% Selling and Admin. Expenses % 47.7% 48.0% Operating Income % (1) GAAP 1.8% 0.8% Non-GAAP 1.7% 1.0% Earnings per Diluted Share (1) GAAP $0.36 $0.10 Non-GAAP $0.33 $0.14 (1) See GAAP to Non-GAAP adjustments in appendix. 5

Comparable Sales Q1 FY20 Quarter 1 May 4, May 5, 2019 2018 Journeys Group 7% 6% Schuh Group 2% (13)% Johnston & Murphy Group 0% 7% Total Comparable Sales 5% 2% Same Store Sales 4% 1% Comparable Direct Sales 15% 10% 6

Sales by Segment Q1 FY20 and FY19 Net Sales $495.7 million Net Sales $486.2 million 4% FY20 FY19 5% 15% Journeys Group 16% Journeys Group Schuh Group Schuh Group 16% Johnston & Murphy Johnston & Murphy Group 17% Group 63% 65% Licensed Brands Licensed Brands 7

Adjusted Operating Income by Segment Q1 FY20(1) ($ in millions) Quarter 1 - May 4, 2019 Quarter 1 - May 5, 2018 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 19.0 $ - $ 19.0 $ 13.0 $ - $ 13.0 Schuh Group (5.4) - (5.4) (5.6) - (5.6) Johnston & Murphy Group 5.1 - 5.1 4.9 - 4.9 Licensed Brands 0.4 - 0.4 0.3 - 0.3 Corporate and Other (10.0) (0.7) (10.7) (8.8) 1.1 (7.7) Total Operating Income $ 9.1 $ (0.7) $ 8.4 $ 3.7 $ 1.1 $ 4.8 % of sales 1.8% 1.7% 0.8% 1.0% (1) See GAAP to Non-GAAP adjustments in appendix. 8

Inventory/Sales Change by Segment Q1 FY20 ($ in millions) May 4, 2019 Q1 FY20 Segment Inventory/Sales Inventory Sales Journeys Group -2% 6% Schuh Group (1) -8% 3% Johnston & Murphy Group 2% -1% Licensed Brands -35% -17% Total $ 368 $ 496 % Change from prior year -4% 2% (1) On a constant currency basis. 9

Retail Stores Summary Q1 FY20 Feb. 2, May 4, 2019 Open Close 2019 Journeys Group 1,193 1 6 1,188 Journeys stores (U.S.) 867 - 4 863 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 239 1 1 239 Little Burgundy 41 - 1 40 Schuh Group 136 1 1 136 Johnston & Murphy Group 183 1 4 180 Total Stores 1,512 3 11 1,504 10

Retail Square Footage Q1 FY20 Square feet in thousands Feb. 2, Net May 4, Square Footage: 2019 Change 2019 % Change Journeys Group 2,347 (8) 2,339 -0.3% Schuh Group 664 - 664 0.0% Johnston & Murphy Group 347 (3) 344 -0.9% Total Square Footage 3,358 (11) 3,347 -0.3% Year over year change in retail inventory per square foot -4% -2% 11

FY20 Outlook(1) Note: See earnings call transcript for important details regarding guidance assumptions $3.35 - $3.75 per share, expectations Non-GAAP EPS near high-point Total Sales (1%) to +1% Comparable Sales +1 to +2% Gross Margin 10 to 20 basis point improvement SG&A Expense 40 to 60 basis points deleverage Tax Rate ~27% CapEx ~ $45 million Depreciation & Amortization ~ $52 million 16.9 million Avg Shares Outstanding (assumes no further repurchases) (1) On a Non-GAAP basis, see GAAP to Non-GAAP adjustments in appendix 12

FY20 Comparable Sales Guidance Actual Guidance Guidance Guidance Guidance Q1 Q2 Q3 Q4 FY20 Journeys Group 7% 1 - 2% 1 - 2% 1 - 2% 2 - 3% Schuh Group 2% (5) - (2)% (4) - (1)% (4) - (1)% (3) - (1)% Johnston & Murphy Group 0% 1 - 2% 1 - 2% 1 - 2% 1 - 2% Total Genesco 5% 0 - 2% 1 - 2% 1 - 2% 1 - 2% 13

FY20 Projected Retail Store Count Actual Proj Proj Proj 2019 Open Close 2020 Journeys Group 1,193 20 28 1,185 Journeys stores (U.S.) 867 8 24 851 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 239 12 3 248 Little Burgundy 41 - 1 40 Schuh Group 136 3 8 131 Johnston & Murphy Group 183 8 5 186 Total Stores 1,512 31 41 1,502 Estimated change in square feet -1% 14

FY20 Projected Capital Spending Projected FY20 Cap Ex $45 million 42% New Stores & Remodels 58% Omni-channel, IT, DC & Other 15

Appendix

Non-GAAP Reconciliation – Q1 FY20 Quarter 1 May 4, 2019 May 5, 2018 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings from continuing operations, as reported $ 6,470 $ 0.36 $ 1,856 $ 0.10 Asset impairments and other adjustments: Impairment charges $ 307 212 0.01 $ 1,025 741 0.04 Gain on lease terminations (1,000) (689) (0.04) - - 0.00 Legal and other matters - - 0.00 193 140 0.00 Gain on Hurricane Maria (38) (26) 0.00 (100) (72) 0.00 Total asset impairments and other adjustments (731) (503) (0.03) 1,118 809 0.04 Income tax expense adjustments: Other tax items (58) 0.00 69 0.00 Total income tax expense adjustments (58) 0.00 69 0.00 Adjusted earnings from continuing operations (1) and (2) $ 5,909 $ 0.33 $ 2,734 $ 0.14 (1) The adjusted tax rate for the first quarter of Fiscal 2020 and 2019 is 31.3% and 28.2%, respectively, including a FIN 48 discrete item of less than $0.1 million in each period. (2) EPS reflects 17.9 million and 19.5 million share count for the first quarter of Fiscal 2020 and 2019, respectively, which includes common stock equivalents in each period. 17